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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   September 27, 2000
                                                        ------------------

                     FIRST SECURITY AUTO OWNER TRUST 2000-2
                            FIRST SECURITY BANK, N.A.
             (Exact name of registrant as specified in its charter)




  United States of America             333-36730                 87-6248687
(State or other Jurisdiction    (Commission File Number)      (I.R.S. employer
     of Incorporation)                                       Identification No.)

                            First Security Bank, N.A.
                              79 South Main Street
                           Salt Lake City, Utah 84111
                    (Address of principal executive offices)
                    ----------------------------------------

Registrant's telephone number, including area code: 801-246-5706

                                   Page 1 of 7
                         Exhibit Index appears on Page 4

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ITEM 5.      OTHER EVENTS

             On September 27, 2000, the registrant made sold to the Underwriters $98,000,000.00 aggregate principal amount of Class A-1 6.66% Asset Backed Notes, $211,000,000.00 aggregate principal amount of Class A-2 6.80% Asset Backed Notes, $115,000,000.00 aggregate principal amount of Class A-3 6.83% Asset Backed Notes, $58,400,000.00 aggregate principal amount of Class A-4 6.93% Asset Backed Notes and $39,117,000.00 aggregate principal amount of Class B 7.21% Asset Backed Notes of First Security Auto Owner Trust 2000-2. The T-1 is attached hereto as Exhibit 99.

EXHIBIT 99   The following is filed as an Exhibit to this Report under Exhibit
             99.

                  T-1 dated September 27, 2000, with respect to the issuance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes of First Security Auto Owner Trust 2000-2.



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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST SECURITY AUTO OWNER TRUST
                                             2000-2

                                             (Registrant)

Dated: September 27, 2000
                                             By:  First Security Bank, N.A.,
                                                  Individually and as Servicer


                                             By: /s/ Brad D. Hardy
                                                 -------------------------------
                                             Name:    Brad D. Hardy
                                             Title:   Authorized Officer



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                                INDEX TO EXHIBITS



                                                                 Sequentially
  Exhibit Number                     Exhibit                      Number Page
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        99             T-1 dated as of September 27, 2000             5